                                                                    EXHIBIT 10.7

M:B1 :_O1PNBPUS33ACHA00000000000
M:B2 :I700KREZHR2XXXXXX
M:27 :1/1
M:40A:IRREVOCABLE
M:20 :ICO10003U
O:31C:050418
M:31D:050531 CROATIA
M:50 :CREATIVE ENTERPRISES INTERNATIONAL
      825 LAFAYETTE ROAD
      BRYN MAWR, PA 19010
      U.S.A.
M:59 :JAMNICA D D
      ZAGRE_ CROATIA
M:32B:USD500000,00
O:39B:NOT EXCEEDING
M:41D:ANY BANK
      BY NEGOTIATION
O:42C:90 DAYS FROM COMMERCIAL INVOICE
      FOR
      100 PCT OF THE INVOICE VALUE
O:42D:WACHOVIA BANK, NATIONAL ASSOCIATION
      CHARLOTTE, NC
O:43P:PERMITTED
O:43T:PERMITTED
O:44A:RIJEKA CROATIA
O:44B:NEW YORK
O:44C:050510
O:45A:+INCOTERMS 2000:
      CFR NEW YORK
      BOTTLED WATER IN PET CONTAINERS
O:46A:+FULL SET CLEAN ON BOARD MARINE BILL OF LADING CONSIGNED TO THE
      ORDER OF WACHOVIA BANK, N.A.
      MARKED FREIGHT PREPAID AND MARKED
      NOTIFY PARTY CREATIVE ENTERPRISES INTL MICHAEL SALAMAN 825
      LAFAYETTE ROAD BRYN MAWR PA 19010 PH 610 276 0057 FAX 610 52_
      7502
      +4 COMMERCIAL INVOICES
O:47A:+DRAFTS TO INCLUDE THE NUMBER AND DATE OF THIS CREDIT.
      +WE UNDERSTAND INSURANCE TO BE COVERED BY APPLICANT.
      +THIS CREDIT IS SUBJECT TO THE CONDITION THAT DOCUMENTS
      INDICATING GOODS ORIGINATING FROM, OR SHIPMENT TO OR FROM ANY
      U.S. SANCTIONED COUNTRY WILL NOT BE ACCEPTED. PLEASE NOTE THAT
      DOCUMENTS INDICATING U.S. SANCTIONED COUNTRIES WILL BE SEIZED
      AND RETAINED BY US UNLESS OR UNTIL A LICENSE IS ISSUED BY
      THE U.S. TREASURY DEPARTMENT OFFICE OF FOREIGN ASSETS CONTROL.
      +IF DOCUMENTS PRESENTED DO NOT COMPLY WITH THE TERMS AND
      CONDITIONS OF THIS CREDIT, A DISCREPANCY FEE FOR EACH SET OF
      OF DOCUMENTS WILL BE DEDUCTED FROM ANY REMITTANCE MADE TO
      THE BENEFICIARY UNDER THE CREDIT. IN ADDITION, A DOCUMENT
      PROCESSING FEE WILL ALSO BE DEDUCTED FOR PRESENTATIONS
      RECEIVED DIRECTLY FROM THE BENEFICIARY.
      +DISCOUNT CHARGES ARE FOR THE ACCOUNT OF THE BENEFICIARY.
      +DISCOUNT AVAILABLE WITH DRAWEE BANK ONLY.
O:71B:ISSUING BANK CHARGES ARE FOR THE
      ACCOUNT OF THE APPLICANT.
      ALL OTHER CHARGES ARE FOR THE
      ACCOUNT OF THE BENEFICIARY.
O:48 :DOCUMENTS TO BE PRESENTED WITHIN
      21 DAYS AFTER THE DATE OF SHIPMENT
      BUT WITHIN THE VALIDITY OF THE
      CREDIT.
M:49 :WITHOUT
O:78 :INSTRUCTIONS TO THE PAYING/ACCEPTING/NEGOTIATING BANK
      +UPON OUR RECEIPT OF DOCUMENTS IN STRICT CONFORMITY WITH ALL
      TERMS AND CONDITIONS, WE UNDERTAKE TO COVER YOU AT MATURITY.
      PLEASE QUOTE THE NAME OF THE BANK AND ACCOUNT NUMBER
      WHERE FUNDS ARE TO BE REMITTED TO AVOID ANY DELAY IN PAYMENT.
      SEND ALL REQUIRED DRAWING DOCUMENTS VIA COURIER TO US
      AT 8739 RESEARCH DRIVE, URP4, CHARLOTTE NC 28262, ATTN IMPORT
      LC UNIT. QUOTE OUR CREDIT NUMBER IN ALL COMMUNICATIONS.
O:57D:KREDITNA BANKA ZAGREE D D
      ZAGREE
      CROATIA
O:72 :SUBJECT TO UCP500
      SEND DOCS IN ONE COURIER MAILING
      TO ADDRESS SPECIFIED IN FIELD78,